UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 4, 2008

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 Post Oak Boulevard, Suite 500 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                On March 5, 2008, the Board of Directors of Comfort Systems USA, Inc. (the “Company”) unanimously elected Darcy G. Anderson and Alan P. Krusi to serve as independent members of the Company’s Board of Directors, and thereby expanded the total number of Company Directors to eight.  It is expected that Mr. Anderson will serve on the Company’s compensation and governance committees and that Mr. Krusi will serve on the Company’s audit and compensation committees.  In connection with Mr. Anderson’s and Mr. Krusi’s service on the Company’s Board of Directors, each will participate in the Company’s previously disclosed compensation program for its non-employee directors.

Item 8.01	Other Events

                Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of the Company dated March 4, 2008 announcing that it has acquired Merit Mechanical, Inc., a full service commercial HVAC company based in Redmond, Washington.

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of a press release of the Company dated March 6, 2008 announcing that its board of directors has appointed Darcy G. Anderson and Alan P. Krusi to serve on the Board as independent directors, bringing the Board’s total membership to eight.

Item 9.01

Financial Statements and Exhibits

The following Exhibits are included herein:

                Exhibit 99.1 Press Release of Comfort Systems USA, Inc. dated March 4, 2008 announcing that it has acquired Merit Mechanical, Inc., a full service commercial HVAC company based in Redmond, Washington.

Exhibit 99.2  Press Release of the Company dated March 6, 2008 announcing that its board of directors has appointed Darcy G. Anderson and Alan P. Krusi to serve on the Board as independent directors, bringing the Board’s total membership to eight.

 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

By:

/s/ Trent T. McKenna

Trent T. McKenna

Vice President and General Counsel

Date:	March 10, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press Release of Comfort Systems USA, Inc. dated March 4, 2008 announcing that it has acquired Merit Mechanical, Inc., a full service commercial HVAC company based in Redmond, Washington.

99.2

Press Release of the Company dated March 6, 2008 announcing that its board of directors has appointed Darcy G. Anderson and Alan P. Krusi to serve on the Board as independent directors, bringing the Board’s total membership to eight.